SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2010
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-33841 (Commission File Number)	20-8579133 (IRS Employer Identification No.)
1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)
(205) 298-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 15, 2010, Vulcan Materials Company (the “Company”) contributed 1,190,000 shares of its common stock to the Vulcan Materials Company Master Pension Trust for the benefit of the Company’s employees, past and present, who participate in the Company’s tax-qualified employee defined benefit pension plans.
     The Company is filing this Current Report on Form 8-K to provide the legal opinion of Robert A. Wason IV, Senior Vice President and General Counsel of the Company, relating to the Company’s prospectus supplement, dated March 15, 2010, to the prospectus dated December 3, 2007, filed with the Securities and Exchange Commission on March 15, 2010.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	Exhibit No.	Description

	5.1	Opinion of Robert A. Wason IV, Senior Vice President and General Counsel of the Company.

	23.1	Consent of Robert A. Wason IV, Senior Vice President and General Counsel of the Company (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company
Date: March 15, 2010	By:	/s/ Robert A. Wason IV
Robert A. Wason IV

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